Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC.

Frontier MFG Core Infrastructure Fund (the “Fund”)

Institutional Class Shares (FMGIX)

Service Class Shares (FCIVX)

Supplement dated February 1, 2017, to the Prospectus dated October 31, 2016

Effective January 1, 2017, Dennis Eagar stepped down from his portfolio management responsibilities at MFG Asset Management (“MFG”), the Fund’s subadviser, and is no longer a portfolio manager of the Fund.  Accordingly, all references to Mr. Eagar in the prospectus are hereby removed.  Mr. Gerald Stack continues to serve as a portfolio manager of the Fund.  Effective January 1, 2017, Mr. Ben McVicar, a portfolio manager of MFG, assumed the position of portfolio manager of the Fund.  The Fund’s prospectus is revised as follows:

The table under “Summary Section – Management” in the prospectus is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title

Gerald Stack	2012	Portfolio Manager

Ben McVicar	2017	Portfolio Manager

The disclosure under “Fund Management – Portfolio Managers” in the prospectus is deleted and replaced with the following:

Portfolio Managers.  The Fund’s portfolio is managed on a team basis by the two members of MFG Asset Management’s Infrastructure Investment Team, Gerald Stack and Ben McVicar.  The final buy and sell decisions are made on a quantitative basis and are governed by the Fund’s portfolio constraints as established by the team.

Gerald Stack.  Mr. Stack joined MFG Asset Management in January 2007 and serves as a Portfolio Manager.  Mr. Stack is a senior member of MFG’s Infrastructure Investment Team.  Prior to joining MFG, Mr. Stack was a Director at Capital Partners (now known as CP2), a firm he joined in 1998.  He has a Bachelor’s Degree in Economics and an MBA from the University of Sydney and is a Chartered Accountant.

Ben McVicar.  Mr. McVicar joined MFG Asset Management in October 2013 as an Investment Analyst in the Infrastructure, Transport and Industrials Team and has served as Assistant Portfolio Manager and currently serves as Portfolio Manager.  Prior to joining MFG, Mr. McVicar spent nearly five years as an Equities Analyst at Credit Suisse in Sydney, Australia, where he was Lead Analyst for Australian Utilities.  He has a Bachelor’s Degree in Commerce from The University of Queensland and is a CFA Charterholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE